Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE ACT (“REGULATION S”) UNLESS THE SECURITIES ARE REGISTERED IN THE UNITED STATES OR AN EXEMPTION UNDER THE ACT IS AVAILABLE.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES OFFERED HEREBY ARE PROHIBITED UNLESS IN COMPLIANCE WITH THE ACT.

STOCK EXCHANGE AGREEMENT

This Agreement ("Agreement") is made and entered into this the 8th day of August 2013, but effective as of the Closing Date (as defined herein) by and among Arem Pacific Corporation f/k/a Diversified Mortgage Workout Corporation, a Delaware corporation (the "Purchaser"), and Arem Pacific Corporation, an Arizona corporation (the "Acquired Corporation") and all of the shareholders of the Acquired Corporation identified on Exhibit 1.03 hereto (the "Shareholders").

* W I T N E S S E T H *

WHEREAS, Purchaser desires to acquire all of the issued and outstanding shares of capital stock of the Acquired Corporation from the Shareholders in exchange for a like amount of shares of Purchaser, and, similarly, the Shareholders desire to acquire certain of the shares of common stock of Purchaser in exchange for all of their shares of common stock of the Acquired Corporation, all in a transaction that qualifies under Section 354 and 368(a)(1)(b) of the Internal Revenue Code of 1986, as amended,

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties do hereby covenant, warrant and agree as follows:

ARTICLE I

EXCHANGE OF STOCK

1.01. Capital Stock and Shareholders of Acquired Corporation. The issued and outstanding capital stock of the Acquired Corporation consists of 116,328,150 share of common stock, no par value. The number of authorized shares of common stock of the Acquired Corporation consists of 300,000,000 shares of common stock, no par value.

1.02. Purchaser Shares. In consideration of the mutual terms, covenants and conditions contained herein, Purchaser hereby assigns, transfers and conveys to each Shareholder that number of shares of common stock, $.00001 par value, of Purchaser set opposite each Shareholder’s name on Exhibit 1.02 (the "Purchaser Shares"). The Purchaser Shares will be delivered to each Shareholder within ten (10) days from Closing (as defined herein).

1.03. Seller Shares. Each Shareholder, individually but not jointly, and the Acquired Corporation hereby represent and warrant to the Purchaser that the share ownership (which includes common stock and preferred stock) of the Acquired Corporation set opposite each Shareholder’s name on Exhibit 1.03 (each a “Seller Share”) is true and correct. Each Shareholder further represents and warrants that, except for the respective Seller Shares, no warrants, options, or other rights to the capital stock of the Acquired Corporation are held by such Shareholder.  Concurrent with the execution hereof and subject to the mutual terms, covenants and conditions hereof including the receipt by each Shareholder of his respective Acquired Shares, each Shareholder hereby assigns, transfers and conveys to Purchaser all of his right, title and interest in and to all capital stock or other rights to capital stock of the Acquired Corporation held by such Shareholder, which includes the respective Seller Shares. It is understood that each Shareholder will use its best efforts to deliver to Purchaser stock certificates representing each respective Seller Shares. The failure of the Shareholder to deliver the respective stock certificate shall not affect the validity of the transaction, rather, this instrument effectively transfers and assigns the Seller Shares of each Shareholder to the Purchaser.

1.04. Additional Undertakings. Concurrent with the execution hereof and from time to time thereafter, the parties hereto shall execute such additional instruments and take such additional action as such other party(ies) make reasonably request in order to effectuate the purpose and intent of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PURCHASER

As of the date hereof and at Closing, Purchaser does hereby represent and warrant to the Acquired Corporation as follows:

(i) Purchaser is a corporation duly organized, validly existing and is in good standing under the laws of the Delaware and in other jurisdictions where it conducts business, has full corporate power and authority to execute and deliver this Agreement and has no subsidiaries. This Agreement when executed and delivered will be valid and binding obligations of Purchaser, enforceable against Purchaser. The sale of the Stock is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with,

(ii) the authorized capital stock of Purchaser consists of 500,000,000 shares of common stock, $0.00001 par value, of which there were 952,453 shares issued and outstanding as of the date hereof, and 10,000,000 shares of preferred stock, $0.00001 par value, of which there were 10,000,000 shares issued and outstanding as of the date hereof. All outstanding shares of the Company’s common stock are duly authorized, validly issued, fully paid and nonassessable, were issued in compliance with applicable securities laws, and are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of the Company or any agreement or document to which the Company is a party or by which it is bound. In addition, (a)

there are no warrants, rights, options, conversion privileges, stock purchase plans or other agreements or undertakings which obligates Purchaser now or upon the occurrence of some future event to issue additional shares of capital stock, (b) there are no restrictions on the transfer of shares of capital stock of Purchaser other than those imposed by relevant state and federal securities laws, and (c) no holder of any security of Purchaser is entitled to any preemptive or similar statutory or contractual rights, either arising pursuant to an agreement or instrument to which Purchaser is a party or which are otherwise binding on Purchaser. The Purchaser Shares are free and clear of any mortgage, lien, pledge, or other encumbrance and are duly authorized, validly issued, fully paid and non-assessable shares of capital stock of Purchaser.

(iii). The execution, delivery and performance of and compliance with this Agreement, and the transfer and sale of the Stock by Purchaser, will not; violate any law, rule, regulation, order, or decree of any governmental authority to which Purchaser is subject, nor result in a material breach of any contract to which such Purchaser is bound and to which the Purchaser Shares is subject, nor result in a violation or breach by Purchaser of any judgment, order, writ, injunction or decree issued against or imposed upon such Purchaser, nor result in a material breach or default under (or an event that, with giving of notice or passage of time or both, would constitute a breach of or default under), or termination of, or accelerate the performance required by, nor result in the creation or imposition of, any material security interest, lien, charge or other encumbrance upon the Purchaser Shares under any contract, instrument or agreement to which such Purchaser is a party or by which such Purchaser is bound,  and nor result in any material violation, or be in conflict with or constitute a default under any organizational documents, by-laws or other corporate documents of Purchaser.

(iv) Purchaser is acquiring the Seller Shares for investment purposes and not with a view to any resale or distribution thereof. Purchaser represents that the Seller Shares is being acquired in a transaction which is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and that it understands that the Seller Shares must be held indefinitely, unless subsequently registered under the Act or unless an exemption from registration is available, including Rule 144 under the Act, and that it must, accordingly, bear the economic risk of its investment for an indefinite period of time,

(vi) none of the warranties and representations made by Purchaser herein or in the Exhibits or other documents related hereto, nor the financial statements furnished by Purchaser nor any certificate or memorandum furnished or to be furnished by Purchaser, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading, and all representations and warranties of Purchaser contained herein are true and correct,

(vii) the Purchaser Shares are free and clear of all liens, claims, pledges, and other encumbrances of any nature; the Purchaser Shares are not subject to any contact, agreement, arrangement or understanding, written or otherwise, which would adversely affect or otherwise prohibit or limit the acquisition of the Purchaser Shares by the Shareholders, and

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED

CORPORATION AND THE SHAREHOLDERS

As of the date hereof and at Closing, the Acquired Corporation and each Shareholder do hereby represent and warrant to Purchaser as follows:

(i) the Acquired Corporation is a corporation duly organized, validly existing and is good standing under the laws of the State of Arizona and in other jurisdictions where it conducts business, has full corporate power and authority to execute and deliver this Agreement and has one subsidiary,

(ii) the authorized capital stock of the Acquired Corporation consists of 300,000,000 shares of common stock, no par value, of which 116,328,150 shares of common stock are issued and outstanding as set forth on Exhibit 1.03.

(iii) There are no warrants, rights, options, conversion privileges, stock purchase plans or other agreements or undertakings which obligates the Acquired Corporation now or upon the occurrence of some future event to issue additional shares of capital stock, (b) there are no restrictions on the transfer of shares of capital stock of the Acquired Corporation other than those imposed by relevant state and federal securities laws, and (c) no holder of any security of the Acquired Corporation is entitled to any preemptive or similar statutory or contractual rights, either arising pursuant to an agreement or instrument to which the Acquired Corporation is a party or which are otherwise binding on the Acquired Corporation. The Seller Shares are free and clear of any mortgage, lien, pledge, or other encumbrance and are duly authorized, validly issued, fully paid and non-assessable shares of capital stock of the Acquired Corporation,

 (iv) neither the execution and delivery of this Agreement by the Acquired Corporation or the Shareholders, nor the consummation of the transactions set forth herein or contemplated hereby will conflict with or result in any violation of or constitute a breach of or a default under the Certificate of Incorporation or By Laws of the Acquired Corporation or under any contract, instrument, agreement, understanding, mortgage, indenture, lease, insurance policy, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to or to which the Acquired Corporation is a party, nor will it give rise to any right of acceleration in the time for performance or any obligation of the Acquired Corporation under any contact or instrument, nor will it result in the creation of any lien, charge, encumbrance of any asset of the Acquired Corporation,

(v) the Shareholders are acquiring the Purchaser Stock for investment purposes and not with a view to any resale or distribution thereof. The Shareholders represent that the Purchaser Stock is being acquired in a transaction which is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and that they understand that the Purchaser Stock must be held indefinitely, unless subsequently registered under the Act or unless an exemption from registration is available, including Rule 144 under the Act, and that they must, accordingly, bear the economic risk of its investment for an indefinite period of time,

 (vi) each respective Seller Share is free and clear of all liens, claims, pledges, and other encumbrances of any nature; to the best of each Shareholder’s knowledge, each respective Seller Share is not subject to any contact, agreement, arrangement, or understanding, written or otherwise, which would adversely affect or otherwise prohibit or limit the acquisition of the Seller Shares by the Purchaser,

(vii)

The undersigned is not a "US Person" which is defined below:

(a) Any natural person resident in the United States;

(b) Any partnership or corporation organized or incorporated under the laws of the United States;

(c) Any estate of which any executor or administrator is a US person;

(d) Any trust of which any trustee is a US person;

(e) Any agency or branch of a foreign entity located in the United States;

(f) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US person;

(g) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(h) Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a US person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors     (as defined in Rule 501(a) of Regulation D promulgated under the Act) who are not natural persons, estates or trusts.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia,

(viii)

He/she/it is not purchasing or acquiring the Purchaser Shares for the benefit of any US Person, and

(ix)

He/she/it will not resell the Purchaser Shares except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes), pursuant to a registration under the Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transaction with regard to such securities unless in compliance with the Act.

ARTICLE VI

CLOSING OF TRANSACTION

6.01. Closing of Transaction. The closing of the transaction contemplated by this Agreement ("Closing") will occur at such time as all parties to this Agreement shall have executed this Agreement (“Closing Date”).

6.02. Conditions of Closing; Delivery of Documents. The closing of this transaction shall be subject to the following conditions:

(i). All representations and warranties made by Purchaser herein shall be true and accurate as of the Closing as though such representations and warranties were then made in exactly the same language by such parties regardless of knowledge or lack thereof by such parties or changes beyond their control,

(ii). All representations and warranties made by Acquired Corporation herein shall be true and accurate as of the Closing as though such representations and warranties were then made in exactly the same language by such parties regardless of knowledge or lack thereof by such parties or changes beyond their control, and

(iii). The delivery by the Acquired Corporation to the Purchaser all of the books and records of the Purchaser, including without limitation, and its corporate governance materials (articles of incorporation, by-laws and resolutions and minutes of shareholder and board meetings, stock and warrant ledgers.

6.03. Termination of Agreement. In the event the parties are unable to effect a Closing of the transactions contemplated herein on or before the Closing Date, then in such event; this Agreement shall be deemed null and void and no party will have any claims or recourse against the other party.

ARTICLE VII

ENTIRE AGREEMENT, MODIFICATION, WAIVER AND HEADINGS

7.01. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions among the parties, written or otherwise. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

7.02. Headings. Section captions or headings are included herein for convenience purposes only and are not to be construed as an accurate description of the contents therein.

7.03. Incorporation by Reference. All exhibits, schedules and documents referred to in this Agreement are incorporated herein for all purposes.

7.04. Multiple Counterpart Execution; Governing Law. This Agreement may be executed in multiple counterparts, which each counterpart constituting a binding agreement between the signatory parties, and with all such counterparts constituting an integrated document. This Agreement shall be construed and governed by the laws of the State of Arizona. PDF or other electronic copies shall be presumptively valid.

7.05. Binding Effect. The terms and provisions herein shall be binding on and inure to the benefit or the parties hereto, and their respective transferees, successors and assigns.

7.06. Survival of Representations and Warranties. All representations, warranties, and covenants made by the parties herein shall survive the execution of this Agreement and shall be forever enforceable.

7.07. Severability. If any provision of this Agreement is invalid, illegal or enforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

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IN WITNESS WHEREOF,  the parties have caused this Agreement to be effective all as of the date set forth above.

PURCHASER

Arem Pacific Corporation f/k/a

Diversified Mortgage Workout Corporation

_______________________

Thomas Tang

President

ACQUIRED CORPORATION

Arem Pacific Corporation

_______________________

Thomas Tang

President

Signature Page for Shareholders

SHAREHOLDERS

__________________

Date: August __, 2013

Signature

__________________

Print Name

_________________

Print Title, if any

EXHIBIT 1.02

Shareholder Name	Purchaser Shares to be Received
Lan Cai	1,500
Qinming Chen	1,000
Yingshi Chen	25,000
Tong Hee Choon	500
Jian Guo	1,000
Hongming He	500
Lizhen Hong	500
Li’e Hong	1,000
Xiuli Hong	500
Yuming Hong	1,000
Shi Hui	1,000
Jin Jian Ji	40,000
Mingjiang Jin	5,000
Xin Jin	10,050,000
Chi Yuen Leong	27,995,000
Wei Li Leong	1,000
Jianhuang Li	1,000
Jianmei Li	500
Jianyun Li	500
Su Guo Li	1,000
Weidong Li	500
WeiHua Li	1,000
Saifang Liao	1,000
Meili Lin	500
Qing Song Lin	500,000
Wei Liu	266,000
Yong Bao Liu	10,000
Yan Zhen Lu	500
Qiu Xue Ming	10,000
Chai Geik Ooi	1,000
Darren Pearce	500
Rocco Scarpari	500
Juan Shi	1,000
Zhonghong Shi	2,002,500
Yao Su	100,500
Junnan Sui	100
Dafeng Sun	1,388,500
Jianfeng Sun	14,000
Wenwen Sun	500
Xiaoling Sun	1,000
Haoyan Tan	1,000
ZhuoFan Tang	57,354,700
ZhuoFan Tang	8,725,000
Zhuozhi Tang	5,025,000
Tao Wang	200,100
Wei Wei	20,000
Zhong Weiqiang	500
Tian Xianru	20,000
Qiyuan Xu	25,000
Shulan Xu	500
Jing Yang	2,010,000
Lingyan Ye	500
Rachel Ye	3,000
Zhang Yong	10,000
Ning Zhan	500
Fuxiang Zhang	500
Mian Zhang	1,000
Tingling Zhang	250
Lihua Zheng	2,500
Guoliang Zhu	1,000

EXHIBIT 1.03

Shareholder of Acquired Corporation	Seller Shares Surrendered to Purchaser
Lan Cai	1,500
Qinming Chen	1,000
Yingshi Chen	25,000
Tong Hee Choon	500
Jian Guo	1,000
Hongming He	500
Lizhen Hong	500
Li’e Hong	1,000
Xiuli Hong	500
Yuming Hong	1,000
Shi Hui	1,000
Jin Jian Ji	40,000
Mingjiang Jin	5,000
Xin Jin	10,050,000
Chi Yuen Leong	27,995,000
Wei Li Leong	1,000
Jianhuang Li	1,000
Jianmei Li	500
Jianyun Li	500
Su Guo Li	1,000
Weidong Li	500
WeiHua Li	1,000
Saifang Liao	1,000
Meili Lin	500
Qing Song Lin	500,000
Wei Liu	266,000
Yong Bao Liu	10,000
Yan Zhen Lu	500
Qiu Xue Ming	10,000
Chai Geik Ooi	1,000
Darren Pearce	500
Rocco Scarpari	500
Juan Shi	1,000
Zhonghong Shi	2,002,500
Yao Su	100,500
Junnan Sui	100
Dafeng Sun	1,388,500
Jianfeng Sun	14,000
Wenwen Sun	500
Xiaoling Sun	1,000
Haoyan Tan	1,000
ZhuoFan Tang	57,354,700
ZhuoFan Tang	8,725,000
Zhuozhi Tang	5,025,000
Tao Wang	200,100
Wei Wei	20,000
Zhong Weiqiang	500
Tian Xianru	20,000
Qiyuan Xu	25,000
Shulan Xu	500
Jing Yang	2,010,000
Lingyan Ye	500
Rachel Ye	3,000
Zhang Yong	10,000
Ning Zhan	500
Fuxiang Zhang	500
Mian Zhang	1,000
Tingling Zhang	250
Lihua Zheng	2,500
Guoliang Zhu	1,000
Wei Zhu	500,000